77Q1(a)(1)

Articles of Amendment of American Century Mutual Funds, Inc., dated May 2, 2013  (filed electronically as Exhibit (a)(47) to Post-Effective Amendment No. 137 to the Registrant’s Registration Statement on July 25, 2013, File No. 2-14213 and incorporated herein by reference).